SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 29, 2006

American Greetings Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-13859	34-0065325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One American Road
Cleveland, Ohio	44144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On June 29, 2006, American Greetings issued a press release reporting its results for its first quarter ended May 26, 2006. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

As reported in our Annual Report on Form 10-K for the year ended February 28, 2006 (“Fiscal 2006”), in the fourth quarter of Fiscal 2006, we modified our segment reporting to reflect changes in how our operations are managed, viewed and evaluated. Previously, we operated in four business segments: Social Expression Products, Retail Operations, AG Interactive and non-reportable operating segments. We now operate in the following five business segments: North American Social Expression Products, International Social Expression Products, Retail Operations, AG Interactive and non-reportable operating segments.

As was also reported in our Fiscal 2006 Annual Report on Form 10-K, our consolidated financial statements were presented to reflect our South African business unit as a discontinued operation for the periods presented.

For comparison purposes, prior year segment reporting has been reclassified to conform to the changes in segment reporting and the presentation of our South African business unit as a discontinued operation. A schedule reflecting these reclassifications for each quarter in Fiscal 2006 is being furnished with this Current Report on Form 8-K as Exhibit 99.2.

Our segment results are internally reported and evaluated at consistent exchange rates between years to eliminate the impact of foreign currency fluctuations. An exchange rate adjustment is included in the reconciliation of the segment results to the consolidated results; this adjustment represents the impact on the segment results of the difference between the exchange rates used for segment reporting and evaluation and the actual exchange rates for the periods presented. The segment results presented in Exhibit 99.2 are presented at a consistent exchange rate used for Fiscal 2006. When the segment results for Fiscal 2006 are reported as the prior period results in our Quarterly Reports on Form 10-Q to be filed during our fiscal year ending February 28, 2007 (“Fiscal 2007”), they will be presented at the consistent exchange rates used for such Fiscal 2007 filings to provide comparability between our Fiscal 2007 segment results and our Fiscal 2006 segment results.

The information in this Item 7.01 of this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

c) Exhibits.

Exhibit	Description
Exhibit 99.1	Press Release - Reporting Results for the first quarter ended May 26, 2006.

Exhibit 99.2	Segment Information for Each Quarter of Fiscal 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

American Greetings Corporation (Registrant)

By:	/s/ Joseph B. Cipollone
Joseph B. Cipollone, Vice President, Corporate Controller and Chief Accounting Officer

Date: June 29, 2006